Exhibit 99.1
Autoliv Inc. Non-Employee Directors Stock-Related Compensation Plan

1. NAME This plan shall be known as the Autoliv, Inc. Non-Employee Directors Stock-Related Compensation Plan and is herein referred to as the "Plan."
2. DEFINITIONS The following definitions shall apply in interpreting the Plan:
(a)	"Beneficiary" shall mean such individual and/or the trustee or trustees of a trust as may be desig-nated by a Participant (other than a Participant who is subject to the laws of Sweden) pursuant to such Participant's deferral election.

(b)	"Board" means the Board of Directors of the Company.
(c)	"Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
(d)	"Committee" shall mean the Compensation Committee of the Board.
(e)	"Company" shall mean Autoliv, Inc., a Delaware corporation
(f)	"Compensation" shall mean any retainer fees, meeting fees and any other director fees payable in the form of cash by the Company as consideration for a Participant's services as a member of the Board.
(g)	"Fair Market Value" per share of Stock as of a particular date shall mean (i) the closing price per share of Stock on a national securities exchange for the last preceding date on which there was a sale of Stock on such exchange, (ii) if the shares of Stock are then traded in any over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of Stock in such market or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

(h)	"Non-Employee Director" means a person (i) who is serving as a member of the Board and (ii) who is not an officer or employee of the Company.
(i)	"Participant" shall mean a Non-Employee Director who elects to set apart Compensation to be allocated to the Plan.
(j)	"Phantom Stock Unit" shall mean a bookkeeping unit, having at all times a value equal to one share of Stock, credited to a Participant's Register in accordance with Section 4(a) below.
(k)	"Plan Year" shall mean the calendar year; provided, however, that the first Plan Year shall commence on the date on which the Plan is adopted and shall terminate on the next December 31.
(l)	"Register" shall mean the register established by the Company for each Participant, which shall set forth the number of Phantom Stock Units allocated to each Participant pursuant to the Plan.
(m)	"Stock" shall mean the common stock of the Company, par value $1.00 per share.
(n)	"Unforeseeable Emergency" shall mean a severe financial hardship to a Participant that results from (i) an illness or accident of the Participant, the Participant's spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, (ii) loss of the Participant's property due to casualty or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

3. PARTICIPATION
(a)	All Non-Employee Directors shall be eligible to participate in the Plan. Each Non-Employee Director entitled to Compensation with respect to a Plan Year may elect to have a pre-determined percentage of such Compensation set apart and allocated to this Plan. Such election shall be made in the form set forth on Exhibit A hereto, or such other form as shall be determined by the Committee from time to time.

(b)	A Non-Employee Director may elect to participate in the Plan with respect to Compensation that may be payable with respect to a Plan Year by making an election no later than December 31 of the Plan Year immediately preceding the Plan Year in respect of which such Compensation would be payable [; provided, however, that, with respect to the Plan Year during which the Plan is initially adopted, any Non- Employee Director serving as of the date of adoption of the Plan may, within 30 days of the Plan's Effective Date (as defined in Section 9), elect to set apart Compensation to this Plan that would otherwise be paid following such election] [and provided further, the Committee may allow a Non-Employee Director whose first term as a Non-Employee Director begins during any Plan Year to elect within 30 days after the start of such first term to set apart Compensation to this Plan that would otherwise be paid following such election].

(c)	Elections to set apart Compensation shall be made each year in accordance with Section 3(a) and shall continue in force until the end of the Plan Year for which the Participant made such election. All amounts set apart or otherwise credited to a Participant's Register pursuant to the Plan shall continue to be subject to the provisions of the Plan notwithstanding such Participant's election not to set apart additional Compensation.

4. DEFERRAL OF COMPENSATION; DIVIDEND EQUIVALENTS
(a)	The Company shall establish a Register on its books in the name of each Participant.
(b)	On each date on which Compensation would otherwise have been paid to a Participant but for an election made in accordance with Section 3(a), the Company shall credit to such Participant's Register a number of Phantom Stock Units equal to (i) the amount of Compensation set apart on such date pursuant to such election divided by (ii) the Fair Market Value of a share of Stock on such date.

(c)	With respect to Participants who are not subject to United States tax laws, on each date on which a cash dividend is paid on the Stock, the Company shall credit to each Register then maintained under the Plan for such Participants a number of Phantom Stock Units equal to (i) the per share amount of such dividend, multiplied by (ii) the number of Phantom Stock Units credited to the Participant's Register on the record date for such dividend, divided by (iii) the Fair Market Value of a share of Stock on the date on which the dividend is paid. Each Participant who is subject to United States tax laws shall be paid an amount in cash equal to the cash dividend that would have been paid if the Phantom Stock Units credited to the Participant's Register as of the record date for such dividend were actual shares of Stock; provided, however, that, to the extent permitted under Section 409A of the Code, such a Participant may elect to defer receipt of such dividend in the form of additional Phantom Stock Units credited to the Participant's Register, calculated in accordance with the immediately preceding sentence.

5. DISTRIBUTION OF DEFERRED COMPENSATION 1)
(a)	The Company shall pay or commence payment to a Participant of the balance credited to the Participant's Register (i) within [30] days after the Participant's service on the Board ends or (ii) at such other time as the Participant shall have elected (such date, the "Distribution Event"). Such election shall be made in the form set forth on Exhibit A hereto, or such other form as shall be determined by the Committee from time to time.

(b)	Once a Participant (other than a Participant subject to Swedish law) makes an election with respect to the timing of distribution of all or a portion of the balance credited to such Participant's Register, such Participant may make subsequent elections to delay distribution of that portion of the balance credited to such Participant's Register, subject to the following limitations:

(i)	such subsequent election shall not take effect until at least 12 months after the date on which it is made;
(ii)	in the case of a subsequent election with respect to any scheduled payment under an election pursuant to clause (ii) of Section 5(a), other than any such election providing for distribution upon the occurrence of the Participant's death or disability (within the meaning of Section 409A of the Code), the first payment pursuant to the subsequent election must occur no earlier than five years following the date of the payment would otherwise have been made pursuant to the prior election; and

(iii)	in the case of a subsequent election with respect to any payment to be made at a specified time pursuant to an election pursuant to clause (ii) of Section 5(a), the subsequent election may not be made less than 12 months prior to the date of the first scheduled payment pursuant to the prior election.

(c)	Distributions of amounts credited to a Participant's Register shall be made, at the Participant's election (which election may be made on the Participant's initial election form, pursuant to a subsequent election, or at the time such distribution is to be made), in cash, shares of Stock or a combination thereof. Distributions may be made either in a lump sum or in equal annual installments over a period of years (no more than five), as elected in advance on the election form pursuant to which the Participant made his or her initial election (or, in the case of Participants not subject to Swedish law, in accordance with Section 5(b)). In the event that distributions are to be made in installments, such installment payments shall be made on, or as soon as practicable following, the last business day of the fiscal year of the Company (each such date, the "Payment Date") in which occurs the applicable Distribution Event. If no election as to time and manner of payment is designated, payment shall be made in a lump sum.

(d)	Calculations of Distributions.
(i)	Unless otherwise determined by the Committee, (1) if the Participant elects to receive a lump sum cash payment, the amount of such payment shall be equal to (i) the number of Phantom Stock Units credited to the Participant's Register on the day immediately prior to the Payment Date multiplied by (ii) the Fair Market Value of a share of Stock on the day immediately prior to the Payment Date, and (2) if the Participant elects to receive cash distributions in installments, the amount of each installment shall be equal to (i) the number of Phantom Stock Units credited to the Participant's Register on the day immediately prior to the Payment Date multiplied by (ii) the Fair Market Value of a share of Stock on the day immediately prior to the Payment Date divided by (iii) the number of installments remaining to be paid to the Participant.

(ii)	Unless otherwise determined by the Committee, (1) if the Participant elects to receive a lump sum payment in the form of shares of Stock, the number of such shares to be distributed to the Participant shall be equal to the number of Phantom Stock Units credited to the Participant's Register on the day immediately prior to the Payment Date and (2) if the Participant elects to receive distributions in installments in the form of shares of Stock, the number of shares of Stock to be distributed in each installment shall be equal to (i) the number of Phantom Stock Units credited to the Participant's Register on the day immediately prior to the Payment Date divided by (ii) the number of installments remaining to be paid to the Participant. Fractional shares resulting from this calculation shall be payable in cash.

(e)	In no event may any portion of the balance credited to a Participant's Register be distributed prior to the expiration of the relevant deferral period; provided, however, that a Participant who is not subject to Swedish law may petition the Committee for an early distribution based on the existence of an Unforeseeable Emergency. The existence of an Unforeseeable Emergency with respect to a Participant shall be determined by the Committee in its sole discretion and in accordance with Section 409(A) of the Code and regulations promulgated thereunder. In the event that the Committee determines that an Unforeseeable Emergency exists with respect to a Participant, the Committee shall determine the amount to be paid from the balance credited to the Participant's Register; provided that such amount may not exceed the amount necessary to satisfy the Unforeseeable Emergency, plus amounts necessary for the Participant to satisfy any taxes reasonably anticipated as a result of such distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severance financial hardship).

1)Consider whether Registers should be paid out immediately upon a change in control of the Company.
6. ADMINISTRATION
(a)	The Plan shall be administered by the Committee, which shall have all authority that may be deemed appropriate for administering the Plan, including the discretion and authority to interpret the Plan and to adopt rules and regulations for implementing, amending and carrying out the Plan. The Committee may delegate such duties as it determines to such individuals or entities as it may determine.

(b)	All determinations made by the Committee with respect to the Plan shall be conclusive and binding on the Company and its successors, the Participants and, if applicable, their Beneficiaries.
7. GENERAL PROVISIONS
(a)	In the event of a reorganization, recapitalization, spinoff, stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of Stock, the Committee shall, in order to prevent the dilution or enlargement of rights under the Plan, make such equitable changes or adjustments as it deems necessary or appropriate to any or all of the number and kind of shares of Stock or other property (including cash) upon which the value of Phantom Stock Units is determined.

(b)	The right of any Participant to receive future payments under the provisions of the Plan shall be an unsecured claim against the general assets of the Company.
(c)	A Participant who is not subject to Swedish law may designate one or more Beneficiaries to receive the Participant's benefits under the Plan in the case of the Participant's death. A Participant may change his or her Beneficiary(ies) at any time by notifying the Committee in such form as the Committee shall from time to time designate.

(d)	No Participant or Beneficiary shall have any power to commute, encumber, sell, or otherwise dispose of the rights provided herein, and such rights shall be non-assignable and non-transferable except by will or the laws of descent and distribution. This limitation shall also apply to a Participant's or Beneficiary's estate.

(e)	The crediting of Phantom Stock Units to a Participant's Register shall not create for such Participant (or, if applicable, such Participant's Beneficiar(ies)) any rights with respect to the underlying shares of Stock.

8. TERMINATION OF THE PLAN; AMENDMENT OF THE PLAN
(a)	The Plan shall continue in effect until termi-nated by resolution of the Board; provided, however, that no such termination shall cause the accelerated payment of any portion of the balance credited to any Participant's Register and no such termination may adversely alter the rights of Participants to amounts credited to their Registers as of the date of the termination.

(b)	The Plan may be amended from time to time by resolution of the Committee; provided, however, that no amendment shall provide for accelerated payment of any portion of the balance credited to any Participant's Register and no amendment may adversely alter the rights of Participants to amounts credited to their Registers as of the date of the amendment.

9. EFFECTIVE DATE OF THE PLAN
The Plan was adopted by the Board effective as of December 16, 2004 (the "Effective Date"). The Plan shall be effective with respect to any Compensation payable to a Non-Employee Director for services rendered after such effective date.

EXHIBIT A [SWEDISH PARTICIPANTS]
[Address]

Attention: Secretary

Gentlemen:

Pursuant to the provisions of Section 3 of the Autoliv, Inc. Non-Employee Directors Stock-Related Compensation Plan (hereinafter called the "Plan"), I hereby irrevocably elect to have the indicated percentage of my retainer fees, meeting fees and any other director fees which may become payable to me with respect to [2005] allocated to the Plan in the manner provided therein: (Designate percentage to be deferred.)

______% of Compensation

This direction shall be effective only for fees payable to me with respect to [2005].

- I elect to have amounts I have allocated to the Plan distributed to me:

- Within [30] days after my service on the Board ends

______________________________
(please specify the date which will trigger distribution of payments to you)

I elect to receive payments upon distribution in (elect both timing and form of payment):

- Lump sum: Cash _____%   Stock _____%

- Annual installments over ___ years (must be 5 or fewer).

Each installment: Cash ______%   Stock ______%

If electing to be paid in installments, each installment will equal the value, immediately prior to the Payment Date, of the Phantom Stock Units then credited to my Registered, divided by the number of remaining installments, plus any dividend equivalents that may have accrued since the last Payment Date.

IN WITNESS WHEREOF, I have set my hand as of the date set forth below:

__________________________
Name of Participant

__________________
Date

EXHIBIT A [NON-SWEDISH PARTICIPANTS]
[Address]

Attention: Secretary

Gentlemen:

Pursuant to the provisions of Section 3 of the Autoliv, Inc. Non-Employee Directors Stock-Related Compensation Plan (hereinafter called the "Plan"), I hereby irrevocably elect to have the indicated percentage of my retainer fees, meeting fees and any other director fees which may have become payable to me with respect to [2005] deferred in Phantom Stock Units in the manner provid-ed in the Plan: (Designate percentage or amount to be deferred.)

______% of Compensation

This direction shall be effective only for fees payable to me with respect to 2005.

- I elect to have amounts I have deferred distributed to me:

- Within [30] days after my service on the Board ends

______________________________
(please specify the date which will trigger distribution of payments to you)

I elect to receive payments upon distribution in (elect both timing and form of payment):

- Lump sum: Cash _____%   Stock _____%

- Annual installments over ___ years (must be 5 or fewer).

Each installment: Cash ______%   Stock ______%

If electing to be paid in installments, each installment will equal the value, immediately prior to the Payment Date, of the Phantom Stock Units then credited to my Registered, divided by the number of remaining installments, plus any dividend equivalents that may have accrued since the last Payment Date.

If I die while a director of the Company or prior to receiving of all distributions to which I am entitled under the Plan, I hereby direct that any amounts then recorded in my Register be distributed as follows in:

In a lump sum to ______________________________
(Insert Name of Beneficiary)

______________________________

______________________________
(If more than one Beneficiary is named, indicate percentages to be paid to each Beneficiary)

In continued installments as directed by me above

______________________________
(Name one Beneficiary only)

IN WITNESS WHEREOF, I have set my hand as of the date set forth below:

__________________________
Name of Participant

__________________
Date